DELAWARE POOLED TRUST
The Select Equity Portfolio

Supplement to the Prospectus
dated February 28, 2001

The Board of Trustees of Delaware Pooled Trust (the "Trust") unanimously voted to change the name of The Select Equity Portfolio of the Trust to The Focused Value Portfolio (the "Portfolio"). The Board also unanimously voted to change the Portfolio's investment strategy, effective as of the date of this Supplement.

Accordingly, the disclosure under the heading "What are the Portfolio's main investment strategies" is amended to read in its entirety as follows:

The Portfolio invests primarily in equity securities and has the ability to invest in companies of all market capitalizations. In pursuing the Portfolio's objective, we use a value investment style. That is, we invest in stocks that we believe are undervalued and have an above-average potential to increase in price. Generally, the Portfolio will hold only 20 to 40 different stocks.

In making our investment decisions, we analyze stocks using quantitative models that measure their value, earnings expectations and risk characteristics. Among the stocks that we regard as the most favorable investment opportunities based on this quantitative analysis, we apply a bottom-up analysis focusing on the financial condition and relative competitive position of each issuer to choose the stocks which we believe to be undervalued and which we believe have the greatest potential for long-term price appreciation. We will generally sell a stock if it has increased in price to the point where we no longer consider it to be undervalued. We will also consider selling a stock if we identify another investment that we believe has greater return potential based on our investment process.

The Portfolio is "non-diversified," which means that it can invest a much greater portion of its assets in any one company than a "diversified" portfolio (although the Portfolio does intend to be treated as "diversified" for tax purposes). The Portfolio may invest in companies of all sizes, including small capitalization, or "small cap," companies. The Portfolio may be highly concentrated in particular industries or in closely related industries, although in general it will not invest more than 25% of its net assets in any one industry.

The section under the heading "Risk Factors" is replaced to read as follows:

An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the Statement of Additional Information for additional descriptions and risk information.
Risks	How we strive to manage them

Market Risk is the risk that all or a majority of the securities in a certain market"like the stock or bond market"will decline in value because of factors such as economic conditions, future expectations or investor confidence.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

The value of each Portfolio's holdings, whether equity or fixed income in orientation, fluctuates in response to events affecting markets. In a declining market environment, the value of the Portfolios' securities will generally decline as well. We maintain a long-term approach and focus on securities that we believe can continue to provide returns over an extended period of time regardless of these interim market fluctuations. Generally, we do not try to predict overall market movements or trade for short-term purposes.

In evaluating the use of an index swap for The Intermediate Fixed Income, The Aggregate Fixed Income and The Diversified Core Fixed Income Portfolios, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for these Portfolios, we focus on those dealers with high quality ratings and do careful credit analysis before engaging in the transaction.

Industry and Security Risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond. Portfolios that concentrate their investments in a particular industry or individual security are considered to be subject to greater risks than Portfolios that are not concentrated.

The Real Estate Investment Trust Portfolios concentrate their investments in the real estate industry. As a consequence, the net asset value of each Portfolio can be expected to fluctuate in light of the factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. Each Real Estate Investment Trust Portfolio may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

The Focused Value Portfolio may invest more than 25% of its net assets in any one industry, and may also, from time to time, be highly concentrated in closely related industries. As a result, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence affecting a particular industry or closely related industries.

With the exception of The Real Estate Investment Trust Portfolios, we limit the amount of each Portfolio's assets invested in any one industry, as is consistent with that Portfolio's investment objective. To seek to reduce these risks for all Portfolios, we limit investments in any individual security and we follow a rigorous selection process before choosing securities for the Portfolios.

Risks	How we strive to manage them

Interest Rate Risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall. Investments in equity securities issued by small and medium sized companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a portfolio could experience a higher or lower return than anticipated. For example, if a portfolio holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

The Portfolios, especially those that invest significantly in fixed-income securities, are subject to various interest rate risks depending upon their investment objectives and policies. We cannot eliminate that risk, but we do try to address it by monitoring economic conditions, especially interest rate trends and their potential impact on the Portfolios. The Portfolios do not try to increase returns on their investments in debt securities by predicting and aggressively capitalizing on interest rate movements. The Intermediate Fixed Income and The Aggregate Fixed Income Portfolios seek to maintain as the core of their investment portfolios, short and intermediate-term debt securities (under ten years). The Global Fixed Income and The International Fixed Income Portfolios anticipate that average weighted maturity will be in the five-to-ten year range, with a possible shift beyond ten years in a declining interest rate environment and a possible shortening below five years in a rising interest rate environment.

The High-Yield Bond Portfolio, by investing primarily in bonds rated B- or higher by S& P or B3 or higher by Moody's, or unrated bonds, is subject to interest rate risks. See "Lower Rated Fixed-Income Securities" below. The Real Estate Investment Trust Portfolios, by investing primarily in securities of real estate investment trusts, and the other Portfolios that invest in those securities to a lesser degree, are subject to interest rate risk, in that as interest rates decline, the value of each Portfolio's investments in real estate investment trusts can be expected to rise. Conversely, when interest rates rise, the value of each Portfolio's investments in real estate investment trusts holding fixed rate obligations can be expected to decline. However, lower interest rates tend to increase the level of refinancing, which can hurt returns on REITs that hold fixed-income obligations.

The Intermediate Fixed Income, The Aggregate Fixed Income and The Diversified Core Fixed Income Portfolios, by investing in swaps, are subject to additional interest rate risk. The Portfolios will not invest in interest rate or index swaps with maturities of more than two years. Each business day we will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.

The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The International Small-Cap and The All-Cap Growth Equity Portfolios and, to a lesser extent, The Focused Value Portfolio, invest in small or mid-cap companies and we seek to address the potential interest rate risks by analyzing each company's financial situation and its cash flow to determine the company's ability to finance future expansion and operations. The potential impact that rising interest rates might have on a stock is taken into consideration before a stock is purchased.

Foreign Risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than U.S. markets and the Portfolios may experience difficulties and delays in converting foreign currencies back into U.S. dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Portfolios may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Portfolios.

The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios will invest in securities of foreign issuers, which normally are denominated in foreign currencies, and may hold foreign currencies directly. The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity and The High-Yield Bond Portfolios may invest up to 10% of their respective total assets; The Large-Cap Growth Equity and The Diversified Core Fixed Income Portfolios may invest up to 20% of their total assets; and The Small-Cap Value Equity Portfolio may invest up to 25% of its assets in foreign securities. The Focused Value and The Mid-Cap Growth Equity Portfolios typically invest only a small portion of their assets in foreign securities, usually through depositary receipts denominated in U.S. dollars and traded on a U.S. exchange. The Asset Allocation Portfolio, to the extent consistent with its investment objective, may also purchase foreign securities. For those Portfolios investing primarily in foreign securities, we attempt to reduce the risks presented by such investments by conducting world-wide fundamental research with an emphasis on company visits. In addition, we monitor current economic and market conditions and trends, the political and regulatory environment and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a Portfolio may hedge exposure to those currencies for defensive purposes.

Currency Risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

The Portfolios described above that are subject to foreign risk may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S. dollar denominated securities, the Portfolios that focus on global and international investments may invest in forward foreign currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Diversified Core Fixed Income, The International Fixed Income and The Asset Allocation Portfolios may engage in foreign currency options and futures transactions.

Risks	How we strive to manage them

Emerging Markets Risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid and subject to greater price volatility.

The Emerging Markets Portfolio focuses its investments on companies in these markets and The Global Equity, The International Equity, The Labor Select International Equity, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income, The International Fixed Income, The Real Estate Investment Trust, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios may invest a portion of their assets in securities of issuers located in emerging markets. The Portfolios cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets and other relevant factors.

Lower Rated Fixed-Income Securities (high-yield, high risk securities), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. Fixed-income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk.

The International Fixed Income, The Global Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios may invest up to 5%, 5% , 30% and 55%, respectively, of its assets in high risk, high-yield fixed-income securities of foreign governments including, with specified limitations, Brady Bonds. The High-Yield Bond Portfolio invests primarily in lower-rated fixed-income securities in an effort to attain higher yields, and this is a primary risk of investing in this Portfolio. The All-Cap Growth Equity Portfolio, which may invest in lower rated fixed-income securities, will limit its investments in such securities to 5% of its total assets. The Emerging Markets Portfolio may invest up to 35% of its assets and The International Small-Cap Portfolio may invest up to 15% of its net assets in high-yield, high risk fixed-income securities, including Brady Bonds. See "Emerging Markets Risk" above. The Small-Cap Value Equity Portfolio may invest up to 25% of its net assets in high-yield, high risk securities rated below Baa by Moody's or BBB by S&P when the Portfolio's manager believes that capital appreciation from those securities is likely. The Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class described in this Prospectus.

Liquidity Risk is the possibility that securities cannot be readily sold within seven days at approximately the price that the Portfolio values them.

We limit each Portfolio's exposure to illiquid securities as described under "Additional Investment Information - Illiquid Securities."

Swap agreements entered into by The Intermediate Fixed Income, The Aggregate Fixed Income and The Diversified Core Fixed Income Portfolios will be treated as illiquid securities. However, most swap dealers will be willing to repurchase interest rate swaps.

Risks	How we strive to manage them

Futures Contracts, Options on Futures Contracts, Forward Contracts, and Certain Options used as investments for hedging and other non-speculative purposes involve certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render a Portfolio's hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment advisor at a time when a Portfolio is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, the Portfolio will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, a Portfolio may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve risks arising from the lack of an organized exchange trading environment.

The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Global Equity, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios may use certain options strategies or may use futures contracts and options on futures contracts. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio's total assets.

See also "Foreign Risk" and "Currency Risk" above.

Zero Coupon and Pay-In-Kind Bonds are generally considered to be more interest sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances be adverse to a Portfolio. For example, the Portfolio accrues, and is required to distribute to shareholders income on its zero coupon bonds. However, the Portfolio may not receive the cash associated with this income until the bonds are sold or mature. If the Portfolio does not have sufficient cash to make the required distribution of accrued income, the Portfolio could be required to sell other securities in its portfolio or to borrow to generate the cash required.

The Emerging Markets, The International Small-Cap, The High-Yield Bond and The Diversified Core Fixed Income Portfolios may invest in zero coupon and pay-in-kind bonds to the extent consistent with each Portfolio's investment objective. We cannot eliminate the risks of zero coupon bonds, but we do try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Portfolios.

Risks	How we strive to manage them

Portfolio Turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by a Portfolio. The higher the amount of portfolio activity, the higher the brokerage costs and other transaction costs of a Portfolio are likely to be. The amount of portfolio activity will also affect the amount of taxes payable by Portfolios' shareholders that are subject to federal income tax, as well as the character (ordinary income vs. capital gains) of such tax obligations.

The Focused Value, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Global Fixed Income and The International Fixed Income Portfolios will normally experience annual portfolio turnover rates exceeding 100%, but those rates are not expected to exceed 300% with respect to The Focused Value Portfolio, 250% with respect to The Intermediate Fixed Income, The Aggregate Fixed Income and The Diversified Core Fixed Income Portfolios and 200% with respect to The Global Fixed Income and The International Fixed Income Portfolios.

Company Size Risk is the risk that small or medium size companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines.

The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The International Small-Cap and The All-Cap Growth Equity Portfolios maintain well diversified portfolios and, together with The Focused Value Portfolio, select stocks carefully and monitor them continuously in an effort to manage this risk.

Prepayment Risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing an investor to reinvest money at interest rates that might be lower than those on the prepaid mortgage.

The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Global Fixed Income, The Real Estate Investment Trust and The Asset Allocation Portfolios may invest in Mortgage-Backed Securities, Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). These Portfolios take into consideration the likelihood of prepayment when mortgages are selected. The Portfolios may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Real Estate Industry Risk include among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition; property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and/or to maintain exemptions from the 1940 Act.

The Real Estate Investment Trust Portfolios operate as "non-diversified" funds as defined by the 1940 Act. As each Portfolio invests principally in REITs, it is more subject to the risks associated with the real estate industry. Investors should carefully consider these risks before investing in the Portfolio. To the extent The Focused Value, The Small-Cap Value Equity, The International Small-Cap and The Asset Allocation Portfolios invest in REITs, those Portfolios, although to a lesser degree than The Real Estate Investment Trust Portfolios, are subject to the same risks.

Non-Diversified Portfolios are believed to be subject to greater risks because adverse effects on their security holdings may affect a larger portion of their overall assets.

The Focused Value, The Real Estate Investment Trust, The Emerging Markets, The Global Fixed Income, The International Fixed Income and The Asset Allocation Portfolios will not be diversified under the 1940 Act. This means these Portfolios may invest in securities of any one issuer in an amount greater than 5% of the Portfolio's total assets. However, each Portfolio will satisfy the Internal Revenue Code's diversification requirement, which requires that 50% of the Portfolio's assets be represented by cash, cash items, certain qualifying securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's total assets. With the exception of The Focused Value, The Real Estate Investment Trust and The Asset Allocation Portfolios, these Portfolios, in practice, do not intend to be heavily invested in any single particular industry. The Real Estate Investment Trust Portfolio will always be heavily invested in the real estate industry. The Focused Value Portfolio will always be invested in at least 20 issuers. Although the Asset Allocation Portfolio may be substantially invested in a relatively small number of Portfolios, most of these Portfolios are diversified or, if non-diversified, are nonetheless not heavily invested in any single issuer.

Transaction costs risk is the risk that the cost of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

The Large-Cap Growth Equity, The Focused Value, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income and The Asset Allocation Portfolios are subject to transaction costs risk to the extent that their respective objectives and policies permit them to invest, and they actually do invest, in foreign securities. We strive to monitor transaction costs and to choose an efficient trading strategy for the Portfolios.

The following disclosure is added to the section "Fund Officers and Portfolio Managers" under the heading "Management of the Fund":

Joshua H. Brooks

Senior Vice President/Chief Investment Officer, Value Investing - The Focused Value Portfolio

Mr. Brooks received his undergraduate education at Yale University and Seikei Gakuen in Tokyo and an MBA from the University of London's London Business School. He joined Delaware Investments in 1991 as an analyst. Since that time he has worked in various positions in equity research, portfolio management and business development in both Philadelphia and London. Prior to returning to Philadelphia in 2000, Mr. Brooks worked at Delaware International as a Senior Portfolio Manager. Mr. Brooks has managed The Focused Value Portfolio since December 14, 2001.

This Supplement is dated December 14, 2001.